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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934


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         Date of Report (Date of earliest event reported): July 14, 2004

                               ATA Holdings Corp.
             (Exact name of registrant as specified in its charter)

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 Indiana                             000-21642              35-1617970
(State or other jurisdiction     Commission File Number)    (I.R.S. Employer
   of incorporation)                                     Identification Number)


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                           7337 West Washington Street
                              Indianapolis, Indiana
                                      46231
               (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (317) 247-4000

                                       N/A
          (Former name or former address, if changes since last report)

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ITEM 5. OTHER EVENTS

ATA Holdings Corp. has announced that it does not expect to earn a profit in 2004. This updated guidance is a result of rising jet fuel costs and weak revenues caused by aggressive pricing in the industry. ATA Holdings Corp. is implementing cost-cutting measures to reduce the expected 2004 loss.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ATA Holdings Corp.

Date: July 14, 2004                     By: /s/ Gilbert F. Viets
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                                        Name: Gilbert F. Viets
                                        Title: Executive Vice President & Chief
                                        Financial Officer
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